Exhibit 10(e)

EXECUTION VERSION

AMENDMENT NO. 2, dated as of June 12, 2014 (this “Amendment”), among Energy Future Competitive Holdings Company LLC, a Delaware limited liability company and a debtor and debtor-in-possession (“Parent Guarantor”), Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company and a debtor and debtor-in-possession (“TCEH” or the “Borrower”), in a case pending under chapter 11 of the Bankruptcy Code, the undersigned Lenders (as defined below) to the Credit Agreement referred to below, the other undersigned Credit Parties, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) and the Letter of Credit Issuers. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to those terms in the Credit Agreement (as amended hereby).

WHEREAS, Parent Guarantor, the Borrower, the lending institutions from time to time parties to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), Citibank, N.A. as the Administrative Agent and Collateral Agent and the Letter of Credit Issuers are parties to the Senior Secured Superpriority Debtor-In Possession Credit Agreement, dated as of May 5, 2014, as amended by Amendment No. 1 dated as of May 13, 2014 (the “Amendment No. 1”), (the “Credit Agreement”);

WHEREAS, Parent Guarantor, Borrower, the Subsidiary Guarantors and Citibank, N.A. as Collateral Agent are parties to the Security Agreement, dated as of May 5, 2014 (the “Security Agreement”);

WHEREAS, the parties hereto wish to enter into certain amendments, supplements or other modifications to the Credit Agreement and Security Agreement as provided herein, subject to the terms and conditions set forth below;

WHEREAS, the Borrower wishes to appoint the Amendment Arranger (as defined below) as lead arranger and sole bookrunner for this Amendment and the transactions contemplated hereby;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1 Amendments.

(a)	The second whereas clause in the recitals to the Credit Agreement is hereby amended by adding the words “such case of a TCEH Debtor” immediately after the word “each” in the parenthetical thereof.

(b)	The definition of “Acceptable Reorganization Plan” under Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“ “Acceptable Reorganization Plan” shall mean a Reorganization Plan that is in form and substance reasonably satisfactory to the Administrative Agent (provided, however, that with respect to provisions of the plan that relate to the payment of the Credit Facilities, such provisions must be in form and substance satisfactory to the Administrative Agent) and provides for, among other things, the termination of the Revolving Credit Commitments and the payment in full in cash of the Obligations outstanding under the Credit Documents (other than Contingent Obligations) and, with respect to any Letter of Credit that does not become a letter of credit under the Exit Facilities, cash collateralization of such Letter of Credit, in each case, on or prior to the earlier of the Plan Effective Date or substantial consummation of such Reorganization Plan.”

(c)	Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence:

“ “Amendment No. 2 Effective Date” shall mean June 12, 2014”

(d)	The definition of “Disclosure Statement” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“ “Disclosure Statement” shall mean a Disclosure Statement that is in form and substance reasonably satisfactory to the Administrative Agent (provided, however, that with respect to provisions of the Disclosure Statement that relate to the payment of the Credit Facilities, such provisions must be in form and substance satisfactory to the Administrative Agent).”

(e)	The definition of “Excluded Collateral” in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “and (iv) the Borrower’s Avoidance Actions (other than, upon entry of the Final Order, proceeds or property recovered, unencumbered, or otherwise the subject of successful Avoidance Actions, whether by judgment, settlement or otherwise)” and replacing it with the following text:

“, (iv) the Borrower’s Avoidance Actions or Avoidance Proceeds (as defined in Section 14.1(a)(i)(A)); provided, however, that to the extent a security interest or lien is granted in or on Avoidance Actions or Avoidance Proceeds, the Collateral Agent, for the benefit of itself, its sub-agents, the Lenders, the Letter of Credit Issuers, the Hedge Banks, and the Cash Management Banks, shall be granted, pursuant to Section 364(d)(1) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully-perfected first priority senior priming security interest in and lien on the Avoidance Actions or Avoidance Proceeds, as applicable and (v) Commercial Tort Claims (as defined in Section 14.1(a)(i)(A)) (other than Commercial Tort Proceeds (as defined in Section 14.1(a)(i)(A))).”

(f)	Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence:

“Official Committee of Unsecured Creditors” means the official committee of unsecured creditors appointed in the Cases.”

(g)	Section 9.15(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(b) The Borrower will deliver to the Administrative Agent, and in the case of clause (iii) of this subsection, to its legal counsel, and in the case of items delivered after the Amendment No. 2 Effective Date, no later than three (3) Business Days in advance of filing with the Bankruptcy Court, (i) the Final Order (which must be in form and substance satisfactory to the Administrative Agent), (ii) all other proposed material orders and pleadings related to the Credit Facilities (which must be in form and substance reasonably satisfactory to the Administrative Agent) and (iii) the Acceptable Reorganization Plan (or any other plan of reorganization or liquidation) and the Disclosure Statement (or any other disclosure statements related to any such plan) (which shall be in form and substance reasonably satisfactory to the Administrative Agent; provided that (i) with respect to provisions of the Acceptable Reorganization Plan (or any other plan of reorganization) and/or the Disclosure Statement (or any other disclosure statements) that relate to the payment of the Credit Facilities, such provisions must be in form and substance satisfactory to the Administrative Agent and (ii) the Borrower shall not be required to deliver any such documents provided by the Official Committee of Unsecured Creditors to the extent that any such document is filed under seal and/or subject to reasonable confidentiality and other restrictions prohibiting disclosure to the Administrative Agent, the Lenders and their counsel)”.

(h)	Section 9.15(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(d) The Borrower shall file with the Bankruptcy Court an Acceptable Reorganization Plan and a Disclosure Statement relating thereto within 18 months after the Petition Date; provided, however, that with respect to provisions of the plan of reorganization and/or any disclosure statement that relate to payment of the Credit Facilities, such provisions must be in form and substance satisfactory to the Administrative Agent.”

(i)	Section 11.15(viii) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(viii) (i) Any TCEH Debtor shall file a motion or pleading or commence a proceeding that could reasonably be expected to result in an impairment of the Administrative Agent’s or any of the Lenders’ material rights or in-

terests in their capacities as such under the Credit Facilities and such motion, pleading or proceeding shall not be withdrawn or dismissed within three (3) Business Days after a request to such TCEH Debtor by the Administrative Agent or the Required Lenders to withdraw or dismiss such motion, pleading or proceeding or (ii) a final, non-appealable judgment by a court with respect to a motion, pleading or proceeding brought by another party that results in such an impairment; provided, however, that this subclause (viii) will not apply to the termination of use of cash collateral (which shall be exclusively governed by subclause (vi) above); or”

(j)	Section 14.1(a)(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(i) Pursuant to the Interim Order and (when applicable) the Final Order and in accordance with the terms thereof (and subject to the terms and conditions set forth therein), as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of the Obligations, the Borrower hereby assigns, pledges, and grants to the Collateral Agent, for the benefit of the Secured Parties (subject, in each case, to the Carve Out and the RCT Reclamation Support Carve Out):

(A) a fully-perfected first priority senior security interest in and Lien upon, pursuant to section 364(c)(2) of the Bankruptcy Code, all prepetition and postpetition property of the Borrower, whether existing on the Petition Date or thereafter acquired that, on or as of the Petition Date, is not subject to valid, perfected, and non-avoidable Liens, including, without limitation, all real and personal property, inventory, plant, fixtures, machinery, equipment, the RCT L/C Collateral Accounts, the General L/C Collateral Accounts, cash, any investment of such cash, accounts receivable, other rights to payment whether arising before or after the Petition Date (including, without limitation, post-petition intercompany claims of the Borrower), deposit accounts, investment property, supporting obligations, minerals, oil, gas, and as-extracted collateral, causes of action (including those arising under section 549 of the Bankruptcy Code and any related action under section 550 of the Bankruptcy Code), royalty interests, chattel paper, contracts, general intangibles, documents, instruments, interests in leaseholds, letter of credit rights, patents, copyrights, trademarks, trade names, other intellectual property, Stock and Stock Equivalents of Subsidiaries, books and records pertaining to the foregoing, and to the extent not otherwise included, all proceeds, products, offspring, and profits of any and all of the foregoing (the “Unencumbered Property”); provided that the Unencumbered Property shall exclude (a) the Borrower’s Avoidance Actions, or any proceeds or property recovered pursuant to any successful Avoidance Actions, whether by judgment, settlement or otherwise (the “Avoidance Proceeds”) and (b) the Borrower’s commercial tort claims

(the “Commercial Tort Claims”), but shall include any proceeds or property recovered pursuant to any successful Commercial Tort Claim whether by judgment, settlement, or otherwise (the “Commercial Tort Proceeds”); provided, however, that to the extent a security interest or lien is granted in or on Avoidance Actions or Avoidance Proceeds, the Collateral Agent, for the benefit of itself, its sub-agents, the Lenders, the Letter of Credit Issuers, the Hedge Banks, and the Cash Management Banks, shall be granted, pursuant to Section 364(d)(1) of the Bankruptcy Code , a valid, binding, continuing, enforceable, fully-perfected first priority senior priming security interest in and lien on the Avoidance Actions or Avoidance Proceeds, as applicable;

(B) a fully-perfected first priority senior priming security interest in and Lien upon, pursuant to section 364(d)(1) of the Bankruptcy Code, all prepetition and postpetition property of the Borrower, whether existing on the Petition Date or thereafter acquired, that is subject to valid, perfected, and non-avoidable Liens currently held by any of the Prepetition Secured Creditors (as defined in the Interim Cash Collateral Order and (when applicable) the Final Cash Collateral Order), excluding the “Deposit L/C Loan Collateral Account” to the extent of the “Deposit L/C Obligations” (each as defined in the Prepetition Credit Agreement); provided that such security interests and Liens shall be senior in all respects to the interests in such property of any of the Prepetition Secured Creditors arising from current and future Liens of any of the Prepetition Secured Creditors (including, without limitation, Adequate Protection Liens) (as defined in the Interim Cash Collateral Order and (when applicable) the Final Cash Collateral Order), but shall not be senior to any valid, perfected, and non-avoidable interests of other parties arising out of Liens, if any, on such property existing immediately prior to the Petition Date, including the Liens securing the Tex-La Indebtedness, or to any valid, perfected, and non-avoidable interests in such property arising out of Liens to which the Liens of any of the Prepetition Secured Creditors become subject subsequent to the Petition Date as permitted by section 546(b) of the Bankruptcy Code; and

(C) a fully-perfected junior security interest in and Lien upon, pursuant to section 364(c)(3) of the Bankruptcy Code, all prepetition and postpetition property of the Borrower (other than the property described in clauses (A) and (B) of this Section 14.1(a)(i), as to which the Liens and security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, will be as described in such clauses), whether existing on the Petition Date or thereafter acquired, that is subject to valid, perfected, and non-avoidable Liens in existence immediately prior to the Petition Date, or to any valid and non-avoidable Liens in existence immediately prior to the Petition Date that are perfected subsequent to the Petition Date as permitted by section 546(b) of the Bankruptcy Code (in each case, other than the Adequate Protection Liens (as defined in the Interim Cash Collateral Order and (when applicable) the Final Cash Collateral Order));

provided, that notwithstanding anything to the contrary in this Section 14.1(a)(i), the Collateral shall exclude (A) Excluded Collateral, (B) Avoidance Actions or Avoidance Proceeds, and (C) Commercial Tort Claims (other than Commercial Tort Proceeds), subject to the last proviso in Section 14.1(a)(i)(A).”

(k)	Section 2(a)(i) of the Security Agreement is hereby amended to read in its entirety as follows:

“(i) Pursuant to the Interim Order and (when applicable) the Final Order and in accordance with the terms thereof (and subject to the terms and conditions set forth therein), as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of the Obligations, each Grantor hereby assigns, pledges, and grants to the Collateral Agent, for the benefit of the Secured Parties (subject, in each case, to the Carve Out and the RCT Reclamation Support Carve Out):

(A) a fully-perfected first priority senior security interest in and Lien upon, pursuant to section 364(c)(2) of the Bankruptcy Code, all prepetition and postpetition property of such Grantor, whether existing on the Petition Date or thereafter acquired that, on or as of the Petition Date, is not subject to valid, perfected, and non-avoidable Liens, including, without limitation, all real and personal property, inventory, plant, fixtures, machinery, equipment, the RCT L/C Collateral Accounts, the General L/C Collateral Accounts, cash, any investment of such cash, accounts receivable, other rights to payment whether arising before or after the Petition Date (including, without limitation, post-petition intercompany claims of such Grantor), deposit accounts, investment property, supporting obligations, minerals, oil, gas, and as-extracted collateral, causes of action (including those arising under section 549 of the Bankruptcy Code and any related action under section 550 of the Bankruptcy Code), royalty interests, chattel paper, contracts, general intangibles, documents, instruments, interests in leaseholds, letter of credit rights, patents, copyrights, trademarks, trade names, other intellectual property, Stock and Stock Equivalents of Subsidiaries, books and records pertaining to the foregoing, and to the extent not otherwise included, all proceeds, products, offspring, and profits of any and all of the foregoing (the “Unencumbered Property”); provided that the Unencumbered Property shall exclude (a) the Grantor’s Avoidance Actions and Avoidance Proceeds and (b) the Grantor’s Commercial Tort Claims, but shall include the Grantor’s Commercial Tort Proceeds; provided, however, that to the extent a security interest or lien is granted in or on Avoidance Actions or Avoidance Proceeds, the Collateral Agent, for

the benefit of itself, its sub-agents, the Lenders, the Letter of Credit Issuers, the Hedge Banks, and the Cash Management Banks, shall be granted, pursuant to Section 364(d)(1) of the Bankruptcy Code , a valid, binding, continuing, enforceable, fully-perfected first priority senior priming security interest in and lien on the Avoidance Actions or Avoidance Proceeds, as applicable;

(B) a fully-perfected first priority senior priming security interest in and Lien upon, pursuant to section 364(d)(1) of the Bankruptcy Code, all prepetition and postpetition property of such Grantor, whether existing on the Petition Date or thereafter acquired, that is subject to valid, perfected, and non-avoidable Liens currently held by any of the Prepetition Secured Creditors (as defined in the Interim Cash Collateral Order and (when applicable) the Final Cash Collateral Order), excluding the “Deposit L/C Loan Collateral Account” to the extent of the “Deposit L/C Obligations” (each as defined in the Prepetition Credit Agreement); provided that such security interests and Liens shall be senior in all respects to the interests in such property of any of the Prepetition Secured Creditors arising from current and future Liens of any of the Prepetition Secured Creditors (including, without limitation, Adequate Protection Liens) (as defined in the Interim Cash Collateral Order and (when applicable) the Final Cash Collateral Order), but shall not be senior to any valid, perfected, and non-avoidable interests of other parties arising out of Liens, if any, on such property existing immediately prior to the Petition Date, including the liens securing the Tex-La Indebtedness, or to any valid, perfected, and non-avoidable interests in such property arising out of Liens to which the Liens of any of the Prepetition Secured Creditors become subject subsequent to the Petition Date as permitted by section 546(b) of the Bankruptcy Code; and

(C) a fully-perfected junior security interest in and Lien upon, pursuant to section 364(c)(3) of the Bankruptcy Code, all prepetition and postpetition property of such Grantor (other than the property described in clauses (A) and (B) of this Section 2(a)(i), as to which the Liens and security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, will be as described in such clauses), whether existing on the Petition Date or thereafter acquired, that is subject to valid, perfected, and non-avoidable Liens in existence immediately prior to the Petition Date, or to any valid and non-avoidable Liens in existence immediately prior to the Petition Date that are perfected subsequent to the Petition Date as permitted by section 546(b) of the Bankruptcy Code (in each case, other than the Adequate Protection Liens (as defined in the Interim Cash Collateral Order and (when applicable) the Final Cash Collateral Order));

collectively, the “Collateral” and such security interest, the “Security Interest”; provided, that notwithstanding anything to the contrary in this Security Agreement, the Collateral (and each defined term used therein) shall exclude (A) Excluded Collateral, (B) Avoidance Actions or Avoidance Proceeds, and (C) Commercial Tort Claims (other than Commercial Tort Proceeds), subject to the last proviso in Section 2(a)(i)(A).

Section 2 Representations and Warranties, No Default. The Borrower represents and warrants to the Lenders as of the Amendment No. 2 Effective Date (as defined below):

(a) Subject to the entry of the Orders and the terms thereof, each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Each Credit Party has duly executed and delivered this Amendment and, subject to the entry of the Orders and the terms thereof, this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c) Subject to the entry of the Orders and the terms thereof, the execution, delivery and performance by the Credit Parties of this Amendment will not (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws), (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Parent Guarantor, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens securing any of the Prepetition Debt) pursuant to the terms of any material indenture, any loan agreement, lease agreement, mortgage, deed of trust or other material agreement or instrument to which Parent Guarantor, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound, in each case to the extent such agreement was entered into after the Petition Date other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of Parent Guarantor, the Borrower or any Restricted Subsidiary.

(d) The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as if made on the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

Section 3 Conditions to Effectiveness of Amendment.

(a) This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions are satisfied or waived by the applicable party:

(i) the Administrative Agent shall have received executed signature pages to this Amendment from the Required Lenders, Parent Guarantor, the Borrower, each other Credit Party that is party to a Credit Document, and Citibank, N.A., in its capacity as Administrative Agent and Collateral Agent;

(ii) the Administrative Agent shall have received all fees and other amounts (if any) due and payable on or prior to the Amendment No. 2 Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement; and

(iii) the Administrative Agent shall have received from Borrower a certificate of an Authorized Officer of the Borrower to the effect that representations and warranties set forth in Section 2 hereof are true and correct on and as of the Amendment No. 2 Effective Date; and

(b) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date promptly after the occurrence thereof.

Section 4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 5 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

Section 6 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7 Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guarantee.

Section 8 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9 Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 10 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement, the Security Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or any other provision of either such agreement or any other Credit Document, and each Credit Party acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement, the Security Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. From and after the effective date of this Amendment, all references to the Credit Agreement or Security Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement or Security Agreement, as applicable, as amended by this Amendment. In entering into this Amendment, each Lender has undertaken its own analysis and has not relied on any other Lender in making its decision to enter into this Amendment.

Section 11 Amendment Arranger. The Borrower hereby appoints Citigroup Global Markets Inc. (and, for the purposes of this Amendment, any of its Affiliates as it shall determine to be appropriate to provide the services customarily associated with arranging an amendment to a debtor-in-possession credit agreement) as the Amendment Arranger (in such capacity, the “Amendment Arranger”) to act, and Citigroup Global Markets Inc. hereby agrees to act, as the Amendment Arranger and sole bookrunner for this Amendment and the transactions contemplated hereby, and it will perform its duties customarily associated with such roles. The Borrower hereby agrees that the appointment of the Amendment Arranger hereunder and any activities by it in connection with this Amendment and the transactions contemplated hereby are subject to the indemnification provisions under Section 13.5 of the Credit Agreement and such provisions are incorporated by reference herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC as Debtor and Debtor-in –Possession,
as Parent Guarantor

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Treasurer

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC as Debtor and Debtor-in –Possession, as the Borrower

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Treasurer

4CHANGE ENERGY COMPANY
4CHANGE ENERGY HOLDINGS LLC
BIG BROWN 3 POWER COMPANY LLC
BIG BROWN LIGNITE COMPANY LLC
BIG BROWN POWER COMPANY LLC
COLLIN POWER COMPANY LLC
DECORDOVA POWER COMPANY LLC
DECORDOVA II POWER COMPANY LLC
EAGLE MOUNTAIN POWER COMPANY LLC
GENERATION MT COMPANY LLC
GENERATION SVC COMPANY
LAKE CREEK 3 POWER COMPANY LLC
LUMINANT BIG BROWN MINING COMPANY LLC
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY
LUMINANT GENERATION COMPANY LLC
LUMINANT HOLDING COMPANY LLC
LUMINANT MINERAL DEVELOPMENT COMPANY LLC
LUMINANT MINING COMPANY LLC
LUMINANT RENEWABLES COMPANY LLC
MARTIN LAKE 4 POWER COMPANY LLC
MONTICELLO 4 POWER COMPANY LLC
MORGAN CREEK 7 POWER COMPANY
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
OAK GROVE MINING COMPANY LLC
OAK GROVE POWER COMPANY LLC
SANDOW POWER COMPANY LLC
TCEH FINANCE, INC.
TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
TRADINGHOUSE 3 & 4 POWER COMPANY LLC
TRADINGHOUSE POWER COMPANY LLC
TXU ENERGY RETAIL COMPANY LLC
TXU ENERGY SOLUTIONS COMPANY LLC
TXU RETAIL SERVICES COMPANY
TXU SEM COMPANY
VALLEY NG POWER COMPANY LLC
VALLEY POWER COMPANY LLC, each as a Debtor and Debtor-in-Possession and a Guarantor

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Treasurer

CITIBANK, N.A., as Administrative Agent,
Collateral Agent, Lender, General Letter of Credit Issuer and RCT Letter of Credit Issuer

By:	/s/ Shapleigh B. Smith
Name: Shapleigh B. Smith
Title: Managing Director and Vice President

[Signature Page to Amendment No. 2]

[LENDER], as a Lender and RCT Letter of Credit Issuer

By:
Name:
Title:

[Signature Page to Amendment No. 2]